UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22043
Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)
522 Fifth Avenue, New York, New York 10036

(Address of principal executive offices) (Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 7/31
Date of reporting period: 1/31/10

Item 1. Report to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

January 31, 2010

MUTUAL FUNDS Van Kampen Dynamic Credit Opportunities Fund (VTA)

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen Dynamic Credit Opportunities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of January 31, 2010.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

An investment in senior loans is subject to certain risks such as loan defaults and illiquidity due to insufficient collateral backing.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 1/31/10 (Unaudited)

Dynamic Credit Opportunities Fund
Symbol: VTA
Average Annual	Based on	Based on
Total Returns	NAV	Market Price

Since Inception (6/26/07)	–4.06%	–5.86%

1-year	71.66	81.16

6-month	20.01	31.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The NAV per share is determined by dividing the value of the fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the fund’s dividend reinvestment plan, and sale of all shares at the end of the period. Periods of less than one year are not annualized.

Fund Report
For the six-month period ended January 31, 2010

Market Conditions

The senior loan market continued to rally strongly throughout the reporting period. For the six-month period ended January 31, 2010, the S&P LSTA Leveraged Loan Index (the “Index”) gained 11.75 percent, while average loan prices rose from 81.20 cents on the dollar to 89.49 cents on the dollar. Within the Index, lower quality loans outperformed for the period, with CCC rated issuers (+26.53 percent) significantly outpacing higher credit quality BB (+4.74 percent) and B (+11.81 percent) issuers.

From a technical standpoint, the loan market continued to benefit from increasing demand, loan repayments and relatively tepid new loan issuance. The bank loan category of retail mutual funds continued to enjoy strong inflows over the course of the period sparked by the opportunity to purchase senior loans at a discount and the prospect of higher short-term interest rates in the future. Additionally, loan repayments were strong as the trend of companies issuing new high yield bonds and using the proceeds to pre-pay bank debt at par continued. New loan issuance, on the other hand, remained weak, especially in the first half of the reporting period. In the later part of the fourth quarter of 2009 and continuing into 2010, new issuance did pick up substantially; however, in the fourth quarter of 2009, the pool of investable loans still contracted as loan repayments of $32 billion were well in excess of the $26 billion of new loan issuance.

The loan market benefited from a substantial improvement in credit fundamentals. Borrowers’ performance generally reflected the growth in U.S. GDP that we experienced in the second half of 2009, and this growth is expected to continue in 2010. The improved macroeconomic conditions translated into an improving default picture. The senior loan default rate peaked in November 2009 at 10.8 percent and by the end of January 2010 had declined to 8.8 percent. We expect the rate to fall to the mid-single digits by the end of 2010.

The European high yield market has followed much the same trend as the U.S. market. The loan and bond markets performed strongly as many of the technical factors noted above that have driven the U.S. market have also been in play in Europe. The European bond market has seen new issuance surge, while the European loan market has yet to experience any meaningful amount of new issuance.

Although we are cautiously optimistic that the loan rally will continue in 2010, albeit at a much slower pace than in 2009, it is clear that risks and uncertainties remain that could negatively impact the markets. The economic recovery is likely to be less robust than previous recoveries as the consumer remains stressed with unemployment just below 10 percent and foreclosures still at an elevated level. There is uncertainty as to how the economy will react as governments and central banks begin to remove the global stimulus as well as concerns about the size of the budget deficit both here in the U.S. and in other countries around the world.

Performance Analysis

The Fund’s return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. For the six months ended January 31, 2010, the Fund returned 31.71 percent on a market price basis and 20.01 percent on an NAV basis.

Total return for the six-month period ended January 31, 2010

Based on NAV	Based on Market Price

20.01%	31.71%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost. See Performance Summary for additional performance information.

The Fund invests primarily in senior secured loans to non-investment grade companies. Although non-investment grade companies have a higher probability of defaulting than investment grade companies, our loans are typically secured by the assets of the company and are senior in the capital structure and thus are generally repaid before any of the company’s other obligations. As of the end of the reporting period, 72 percent of the Fund’s assets are first lien senior secured loans. The remainder is a mix of second lien senior secured loans and high yield bonds. Concentration in the portfolio by both industry and borrower remains low.

We continued to adhere to our research-intensive investment process, employing a bottom-up security selection process driven by thorough analysis of individual company fundamentals. We focus primarily on investing in companies that we believe will have consistent cash flows and strong collateral coverage and thus we typically have a bias toward more defensive industries such as health care, utilities, food and cable.

The Fund used leverage, which enhanced returns as loan prices increased during the period. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. The use of leverage could, however, increase the fund’s volatility. (Similarly, should short-term rates fall, borrowing costs would also decline.) We believe the modest use of leverage will continue to benefit shareholders in the periods ahead.

As of the end of the reporting period, approximately 37 percent of the Fund’s assets were invested internationally, primarily in Europe, and continued to be managed by

Van Kampen’s subadvisor, Avenue Europe International Management, L.P. This exposure to non-dollar assets was entirely hedged into U.S. dollars, effectively eliminating currency risk in the portfolio. International assets are split roughly evenly between high yield bonds and loans, whereas the vast majority of the portfolio’s U.S. assets are senior secured loans.

The Fund also used a limited amount of credit derivatives for investment purposes. Credit derivatives provide the opportunity to gain exposure in loans and bonds often at higher yields than if we invested in the underlying loan or bond directly, albeit with the risk of greater volatility. We adhere to the same research-intensive investment process when investing in credit derivatives. At the end of the reporting period, credit derivatives accounted for approximately 15 percent of the Fund’s total investments.

Market Outlook

While we have certainly witnessed a dramatic rally in loan prices over the past year, given current price levels and the potential for declining default rates this year, we believe there are still compelling investment opportunities in senior secured loans. Additionally, while investors continue to have the ability to purchase loans at what we believe are relatively attractive values, they are also positioning themselves well should short-term interest rates begin to rise in the future. Because senior loans pay a floating interest rate, should short-term rates move higher, senior loan investors may benefit through increasing distribution yields. This can act as a nice complement to fixed rate investments that typically face a headwind in a rising interest rate environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Top 10 Issuer Exposure (Unaudited)

Ardagh Glass Finance	2.9%
CB Bus AB	2.5
Versatel AG	2.4
Regency Entertainment SA	2.0
First Data Corp.	2.0
Nyco Holdings 2 Aps	1.9
Ontex	1.8
Calpine Corp.	1.8
UPC Broadband Holding B.V.	1.8
Virgin Media Investment Holdings Ltd.	1.8

Top Five Sector Exposure (Unaudited)

Telecommunications	9.3%
Containers & Glass Products	7.6
Cable & Satellite Television	7.4
Lodging & Casinos	7.0
Chemicals & Plastics	5.2

Moody’s Credit Rating Exposure Distribution (Unaudited)

Baa	1.6%
Ba	19.8
B	38.3
Caa	8.0
Ca	1.8
C	0.1
NR	30.4

Capital Structure Distribution (Unaudited)

1st Lien	69.5%
2nd Lien	8.5
Unsecured	5.1
Other	16.9

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. All percentages include total exposure of loans and bonds, with unfunded loan commitments being treated as if they were funded. This method of aggregation is reflected in both the numerator and denominator of each calculation. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Derivatives Policy

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser and/or Subadviser seek to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps.” Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

Structured Investments. The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles.

Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Portfolio Management

Van Kampen Dynamic Credit Opportunities Fund is managed by members of the Adviser’s Senior Loan Group, which currently includes Gerard Fogarty, a Vice President of the Adviser, and Jeffrey Scott and Philip Yarrow, each an Executive Director of the Adviser. All team members are responsible for the day-to-day management of the Adviser’s portion of the Fund’s portfolio.

Mr. Fogarty joined the Adviser in 2007 and began managing the Fund in July 2008. Mr. Fogarty has approximately 12 years of investment experience. From 2003 to 2007 and prior to joining the Adviser, Mr. Fogarty was employed by JPMorgan and held a number of positions including Director in the financial institutions group, and, most recently as a Credit Executive in the commercial real estate group. Prior to joining JPMorgan, Mr. Fogarty was employed as an Associate in the financial institutions group at Bank of America. Mr. Fogarty received a B.S. from Indiana University and an M.B.A. from the University of Chicago Graduate School of Business.

Mr. Scott joined the Adviser in 2005 and began managing the Fund in July 2008. Mr. Scott has approximately 19 years of investment industry experience. Prior to joining the Adviser, Mr. Scott was employed by State Farm Insurance Companies where he served as an Assistant Vice President in the Mutual Fund Group responsible for product development and strategy as well as a Regional Vice President for Sales for the Financial Services Division. Mr. Scott received a B.S. from Elmhurst College and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Scott also holds the Chartered Financial Analyst designation.

Mr. Yarrow joined the Adviser in 2005 and began managing the Fund in June 2007. Mr. Yarrow has over 14 years of investment experience. Prior to joining the Adviser, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow received a bachelor’s degree in mathematics and economics from the University of Nottingham and an M.B.A. in finance from Northwestern University. Mr. Yarrow also holds the Chartered Financial Analyst designation.

The Fund is also managed by Avenue Europe International Management, L.P., the Fund’s investment subadviser (the “Subadviser”). Richard Furst, Senior Portfolio Manager of the Subadviser, and Raul Ramirez, a Portfolio Manager of the Subadviser, are responsible for the day-to-day management of the Subadviser’s portion of the Fund’s portfolio.

Mr. Furst has been associated with the Subadviser in an investment management capacity since 2004. Prior to joining the Subadviser, he was a portfolio manager with Moore Capital Group, managing approximately $1 billion of U.S. and European distressed and high yield securities. Prior to that, he was a Managing Director and Head of U.S. Special Situations Trading group for Bank of America. Previously, Mr. Furst was a Vice President in the High Yield and Distressed Trading and Research department of Salomon Brothers, Inc., after serving as an Analyst in their Mergers, Acquisitions, and Restructuring group.

Mr. Ramirez has been associated with the Subadviser in an investment management capacity since 2006. Prior to joining the Subadviser, Mr. Ramirez was a portfolio manager based in London at Goldentree Asset Management UK, focused on European investments. Previously, Mr. Ramirez was Executive Director of the Special Situations Group at Morgan Stanley, focused on the European energy sector. While at Morgan Stanley, Mr. Ramirez was also the Head of European Distressed Research.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-1520.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Investment Advisory Agreement Approval

The current investment adviser for the Fund is Van Kampen Asset Management (the “Adviser”) pursuant to the investment advisory agreement approved by the Board on May 20-21, 2009. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. (“Van Kampen Investments”), which is an indirect wholly owned subsidiary of Morgan Stanley. The current investment subadviser for the Fund is Avenue Europe International Management, L.P. (the “Subadviser”) pursuant to the investment subadvisory agreement approved by the Board on May 20-21, 2009. The Subadviser is a part of Avenue Capital Group. Morgan Stanley owns an indirect, non-controlling interest in the Subadviser.

On October 19, 2009, Morgan Stanley entered into a definitive agreement to sell substantially all of its retail asset management business, including Van Kampen Investments, to Invesco Ltd., a leading independent global investment management company (the “Transaction”). As a result of this Transaction, the asset management business of Van Kampen Investments will be combined with that of Invesco Advisers, Inc. (“Invesco”), a subsidiary of Invesco Ltd.

The closing of the Transaction (currently expected to be in mid-2010) will constitute an “assignment” of the current advisory agreements for the Fund and, therefore, pursuant to the Investment Company Act of 1940 (the “1940 Act”), will result in the automatic termination of the Fund’s current advisory agreements. The 1940 Act requires that shareholders of the Fund approve any new advisory agreements for the Fund.

In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment advisory arrangement between the Fund and Invesco, which arrangement includes (i) a new advisory agreement with Invesco, which agreement allows Invesco to enter into subadvisory agreements and delegate any or all of its rights, duties or obligations to one or more wholly owned affiliates of Invesco Ltd. as subadvisers and (ii) that Invesco enter into a master subadvisory agreement with several of Invesco Ltd.’s wholly owned affiliates. In addition, the Fund’s Board of Trustees has approved a new investment subadvisory agreement between Invesco and the Subadviser, such that the Subadviser can continue to provide investment subadvisory services to the Fund. The new advisory agreement with Invesco, the new master subadvisory agreement and the new investment subadvisory agreement with the Subadviser are collectively referred to herein as the “New Advisory Agreements.”

The Fund’s Board of Trustees is seeking shareholder approval of the New Advisory Agreements at a special meeting of shareholders and a proxy statement is being sent to shareholders in advance of the special meeting. Closing of the Transaction and shareholder approval of the New Advisory Agreements are conditions precedent to the effectiveness of the New Advisory Agreements. As part of the Transaction, it is also expected that Invesco and its affiliates will provide the Fund with administrative and client servicing services that are currently provided by Van Kampen Investments and its affiliates.

At several in-person and telephonic meetings held in August, September, October, November and December 2009, the Board discussed and ultimately approved the New Advisory Agreements. At these meetings, the Board considered information provided by Morgan Stanley, Van Kampen Investments and Invesco regarding, among other things: Invesco’s organization and personnel; business strategy; ownership structure; financial strength; affiliations (including other asset management affiliations); asset management practices and capabilities; legal and regulatory matters; and compliance matters. Emphasis during these meetings focused on Invesco being a global investment management leader with momentum in the U.S. retail market, and that the combination of Invesco and Morgan Stanley’s retail asset management business, including Van Kampen Investments, can bring additional value to the Fund’s shareholders. The parties discussed Invesco’s independence as a publicly traded entity, its strategic focus solely on the investment management business (including Invesco’s investment reputation, broad product line, service quality, industry relationships and objective of putting investors’ interests first) and its significant depth in resources, diversification, performance and experience. The parties discussed how the current Invesco and Van Kampen Investments businesses compare and complement each other and the synergies of the combined organization which management believes will benefit the Fund’s shareholders. The parties discussed aligning the Fund and other funds currently advised by the Adviser together with other funds and products currently advised by Invesco and its affiliates towards using a single, common operating platform (which includes, among other things, common investment operating platforms, common global performance measurement and risk analysis, and common compliance policies and procedures).

In connection with the Board’s consideration of the New Advisory Agreements, the Trustees considered the factors discussed above as well as the following:

Nature, Extent and Quality of the Services to be Provided. The Board considered the roles and responsibilities of each of the adviser (and its affiliates) and the Subadviser, including those specific to portfolio management, support and trading functions anticipated to be servicing the Fund. The Board noted that the current portfolio management team for the Fund is expected to remain the same under the New Advisory Agreements. The Trustees discussed with Invesco the resources available in managing the Fund. The Trustees also discussed certain other services that are to be provided by Invesco or its affiliates to the Fund including subadvisory services, certain global performance measurement and risk analysis, compliance, accounting, and administrative services. The Board has determined that the nature, extent and quality of the services to be provided by Invesco (and its affiliates) and the Subadviser support its decision to approve the New Advisory Agreements.

Projected Fees and Expenses of the Fund. The Board considered that the advisory fee rate for the Fund would remain the same under the New Advisory Agreements as they are under the current advisory agreement and the current subadvisory agreement. The Board had previously determined that such fees were acceptable under the current advisory agreement and the current subadvisory agreement. The Board has determined that the projected fees and expenses of the Fund support its decision to approve the New Advisory Agreements.

Expenses in Providing the Service and Profitability. At least annually, the Trustees expect to review expenses in providing services to the Fund and other funds advised by Invesco and the Subadviser and the profitability of Invesco and the Subadviser. In connection with the Fund, the Trustees discussed revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, and other costs. The Board has determined that the analysis of expenses and profitability support its decision to approve the New Advisory Agreements.

Economies of Scale. The Board noted that economies of scale were already reflected in the advisory fees. In future determinations of whether to approve the continuation of the New Advisory Agreements, the Board will consider whether economies of scale exist and should be passed along to shareholders.

Other Benefits of the Relationship. The Board considered other benefits to Invesco and its affiliates derived from its relationship with the Fund and other funds advised by Invesco. These benefits include, among other things, fees for administrative services (which is reimbursement of Invesco’s cost or such reasonable compensation as may be approved by the Board), transfer agency services provided to other funds in the fund family, in certain cases research to be received by Invesco or its affiliates generated from commission dollars spent on funds’ portfolio trading, and in certain cases distribution or service related fees related to sales of other funds in the fund family. The Trustees reviewed with Invesco each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by Invesco or its affiliates support its decision to approve the New Advisory Agreements.

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate Senior Loan Interests** 103.0%
	Aerospace/Defense 0.7%
$1,974	Booz Allen Hamilton, Inc., Term Loan	6.00%	07/31/15	$1,991,777
2,262	IAP Worldwide Services, Inc., Term Loan (a)	9.25	12/30/12	1,973,226
783	TASC, Inc., Term Loan	5.50 to 5.75	12/18/14 to 12/18/15	787,391
2,000	Wesco Aircraft Hardware Corp., Term Loan	5.99	03/28/14	1,907,500

				6,659,894

	Automotive 2.9%
1,575	Acument Global Technologies, Term Loan (a)	14.00	08/11/13	1,208,858
6,954	Federal-Mogul Corp., Term Loan	2.17	12/29/14 to 12/28/15	5,911,233
11,056	Ford Motor Co., Term Loan	3.24 to 3.26	12/16/13	10,367,268
3,837	Metokote Corp., Term Loan	9.00	11/27/11	3,270,679
4,935	Oshkosh Truck Corp., Term Loan	6.26	12/06/13	4,963,406
1,622	TRW Automotive, Inc., Term Loan	5.00	05/30/15 to 05/30/16	1,626,647

				27,348,091

	Banking 0.0%
198	Dollar Financial Corp., Term Loan	7.00	10/30/12	192,288

	Beverage, Food & Tobacco 7.1%
€5,000	Alliance Boots Holdings Ltd., Term Loan (United Kingdom)	3.35	07/05/15	6,592,373
4,587	Coleman Natural Foods, LLC, Term Loan	6.74 to 6.93	08/22/12	2,752,255
8,178	Dole Food Co., Inc., Term Loan	7.89 to 8.00	04/12/13	8,271,775
10,000	DSW Holdings, Inc., Term Loan	4.25	03/02/12	8,716,670
12,000	Farley’s & Sathers Candy Co., Inc., Term Loan	11.25	01/02/12	11,640,000
€1,276	Foodvest Ltd., Term Loan (Sweden)	4.93	10/02/16	1,755,216
5,000	FSB Global Holdings, Inc., Term Loan	6.00	03/29/14	4,500,000
€1,957	Liberator Midco Ltd., Term Loan (United Kingdom)	2.68 to 3.05	11/03/14 to 11/03/15	2,684,383
3,000	LJVH Holdings, Inc., Term Loan (Canada)	5.75	01/19/15	2,711,250
€3,561	Panrico, Inc., Term Loan (Spain)	3.36 to 3.74	05/30/14 to 05/29/15	3,838,551
12,677	Pinnacle Foods Finance, LLC, Term Loan	2.98 to 7.50	04/02/14	12,348,295

				65,810,768

	Broadcasting—Cable 7.7%
€6,500	Bultel Cable Bulgaria EAD, Term Loan (Bulgaria) (b)	5.45 to 6.45	10/27/15 to 10/27/16	9,012,244
22,904	Charter Communications Operating, LLC, Term Loan (c)	2.26 to 2.76	03/06/14 to 09/06/14	21,255,123

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Broadcasting—Cable (Continued)
$2,708	CSC Holdings, Inc., Term Loan	1.25 to 1.30%	02/24/12	$2,652,650
1,191	Discovery Communications Holdings, LLC, Term Loan	5.25	05/14/14	1,206,880
€10,000	Kabel Baden-Wurttemberg GmbH, Term Loan (Germany)	2.93 to 3.43	06/09/14 to 06/09/15	13,674,347
4,126	Knology, Inc., Term Loan	3.75	06/30/14	4,029,948
4,972	TWCC Holdings, Corp., Term Loan	7.25	09/14/15	5,021,000
1,250	UPC Broadband Holding B.V., Term Loan (Netherlands)	3.93	12/30/16	1,231,562
€10,000	UPC Broadband Holding B.V., Term Loan (Netherlands)	5.00	12/31/17	13,160,719

				71,244,473

	Broadcasting—Diversified 0.8%
7,713	Alpha Topco, Ltd., Term Loan (United Kingdom)	2.45 to 3.82	12/31/13 to 06/30/14	7,037,464
874	Cumulus Media, Inc., Term Loan	4.23	06/11/14	782,603

				7,820,067

	Broadcasting—Radio 0.6%
1,857	CMP KC, LLC, Term Loan (b) (d)	6.25	05/03/11	566,500
4,795	CMP Susquehanna Corp., Term Loan	2.25	05/05/13	3,940,089
1,721	Multicultural Radio Broadcasting, Inc., Term Loan	2.98	12/18/12	1,409,273

				5,915,862

	Broadcasting—Television 2.3%
2,673	FoxCo Acquisition, LLC, Term Loan	7.50	07/14/15	2,549,787
638	High Plains Broadcasting Operating Co., LLC, Term Loan	9.00	09/14/16	564,212
2,420	Newport Television, LLC, Term Loan	9.00	09/14/16	2,141,960
18,801	Univision Communications, Inc., Term Loan	2.50	09/29/14	16,422,536

				21,678,495

	Buildings & Real Estate 1.2%
2,000	El Ad IDB Las Vegas, LLC, Term Loan	4.23	08/09/12	895,000
3,000	FX Luxury Las Vegas I, LLC, Term Loan (d) (e)	11.25	07/06/09	31,500
2,979	Ginn LA CS Borrower, LLC, Term Loan (d)	6.20 to 7.75	06/08/11	208,552
4,500	Ginn LA CS Borrower, LLC, Term Loan (b) (d)	10.20	06/08/12	7,501
2,618	Kyle Acquisition Group, LLC, Term Loan (d)	4.00	07/20/11	187,593
2,382	Kyle Acquisition Group, LLC, Term Loan (d) (e)	5.75	07/20/09	170,742

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Buildings & Real Estate (Continued)
$1,806	Lake at Las Vegas Joint Venture, LLC, Revolving Credit Agreement (a) (c) (d)	14.35%	06/20/12	$52,663
3,034	Lake at Las Vegas Joint Venture, LLC, Term Loan	9.73 to 13.20	04/30/10	1,213,767
18,236	Lake at Las Vegas Joint Venture, LLC, Term Loan (a) (c) (d)	15.35 to 20.00	10/01/10 to 12/22/12	531,870
1,634	NLV Holdings, LLC, Term Loan (a) (c)	3.00	05/09/12	120,491
5,844	Realogy Corp., Term Loan	3.23 to 3.25	10/10/13	5,215,437
4,573	Rhodes Ranch General Partnership, Term Loan (a) (c) (d)	3.25 to 11.75	11/21/10 to 11/21/11	450,015
2,000	Standard Pacific Corp., Term Loan	2.02	05/05/13	1,710,000
2,497	Tamarack Resorts, LLC, Term Loan (d)	7.50 to 8.05	05/19/11	49,924
209	Tamarack Resorts, LLC, Term Loan (d) (e)	20.25	07/02/09	166,886
610	WCI Communities, Inc., Term Loan (a)	10.00 to 11.00	09/03/14 to 09/02/16	586,212

				11,598,153

	Business Equipment & Services 2.3%
2,933	GSI Holdings, LLC, Term Loan	3.26	08/01/14	2,580,600
2,687	NCO Financial Systems, Term Loan	7.50	05/15/13	2,661,897
9,682	Nielsen Finance, LLC, Term Loan	2.23	08/09/13	9,283,900
3,909	RGIS Holdings, LLC, Term Loan	2.74 to 2.75	04/30/14	3,635,470
3,905	SMG Holdings, Inc., Term Loan	3.25 to 3.43	07/27/14	3,631,546

				21,793,413

	Chemicals, Plastics & Rubber 5.4%
3,363	Ashland Chemicals, Term Loan	6.00 to 7.65	11/13/13 to 05/13/14	3,396,358
5,000	Brenntag Holding GmbH & Co., KG, Term Loan (Germany)	4.25	07/07/15	4,889,285
6,883	Hexion Specialty Chemicals, Inc., Term Loan	2.56 to 4.06	05/06/13	6,438,653
4,348	Huntsman International, LLC, Term Loan	2.48 to 2.49	06/30/16	4,170,652
72	Lyondell Chemical Co., Revolving Credit Agreement (c)	3.50 to 3.73	12/22/14	52,240
16,939	Lyondell Chemical Co., Term Loan (c)	3.73 to 13.00	04/06/10 to 12/22/14	13,550,988
1,793	Nalco Co., Term Loan	1.98 to 6.50	05/06/16 to 05/13/16	1,802,756
4,925	PQ Corp., Term Loan	3.49 to 3.50	07/30/14	4,598,719
6,178	Solutia, Inc., Term Loan	7.25	02/28/14	6,285,453
5,733	Univar, Inc., Term Loan	3.23	10/10/14	5,431,704

				50,616,808

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Construction Material 2.4%
$1,877	Axia, Inc., Term Loan (a) (c) (d)	5.00%	12/21/12	$234,645
5,105	Axia, Inc., Term Loan (a) (b) (c) (d)	17.95	12/21/12	0
£ 9,514	Baxi Group Ltd., Term Loan (United Kingdom)	3.35 to 4.35	12/27/11 to 12/27/12	14,628,478
€1,960	Baxi Group Ltd., Term Loan (United Kingdom)	3.35 to 4.50	06/13/11 to 10/07/16	2,616,990
1,036	Building Materials Holding Corp., Term Loan (a)	8.00	01/04/15	776,629
2,331	Contech Construction Products, Inc., Term Loan	2.24	01/31/13	2,124,089
2,000	Custom Building Products, Inc., Term Loan	10.75	04/20/12	1,935,000

				22,315,831

	Containers, Packaging & Glass 2.1%
1,204	Anchor Glass Container Corp., Term Loan	6.75	06/20/14	1,217,061
8,858	Berlin Packaging, LLC, Term Loan	3.23 to 6.77	08/17/14 to 08/17/15	6,658,726
2,685	Berry Plastics Group, Inc., Term Loan	2.25	04/03/15	2,434,859
6,540	Graham Packaging Co., LP, Term Loan	2.50 to 6.75	10/07/11 to 04/05/14	6,606,609
2,800	Reynolds Group Holdings, Inc., Term Loan	6.25	11/05/15	2,841,650

				19,758,905

	Diversified Manufacturing 0.4%
5,058	Euramax International, Inc., Term Loan (a)	10.00 to 14.00	06/29/13	3,945,098

	Ecological 0.5%
6,850	Synagro Technologies, Inc., Term Loan	4.98	10/02/14	4,795,000

	Education & Child Care 1.6%
920	Bright Horizons Family Solutions, Inc., Revolving Credit Agreement	3.50 to 3.74	05/28/14	864,800
9,133	Cengage Learning, Holdings II, Inc. LP, Term Loan	2.75	07/03/14	8,133,493
500	Educate, Inc., Term Loan	5.51	06/16/14	434,166
1,964	Education Management, LLC, Term Loan	2.06	06/03/13	1,889,727
5,000	Nelson Education Ltd., Term Loan (Canada)	6.25	07/03/15	3,825,000

				15,147,186

	Electronics 3.0%
9,373	Edwards Ltd., Term Loan (Cayman Islands) (a)	2.26 to 5.99	05/31/14 to 11/30/14	6,870,555

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Electronics (Continued)
$5,923	Infor Enterprise Solutions Holdings, Inc., Term Loan	3.99%	07/28/12	$5,552,641
6,805	Open Solutions, Inc., Term Loan	2.38	01/23/14	6,061,805
4,854	Stratus Technologies, Inc., Term Loan	4.01	03/29/11	4,223,106
1,946	Sungard Data Systems, Inc., Term Loan	1.98 to 6.75	02/28/14 to 02/26/16	1,929,032
3,103	Verint Systems, Inc., Term Loan	3.49	05/25/14	2,931,870

				27,569,009

	Entertainment & Leisure 3.5%
3,517	Fender Musical Instruments Corp., Term Loan	2.51	06/09/14	3,050,778
1,750	Hicks Sports Group, LLC, Term Loan (d)	6.75	12/22/10	1,451,042
26,879	Metro-Goldwyn-Mayer Studios, Inc., Term Loan (d)	20.50	04/08/12	15,724,184
£ 5,350	Red Football Ltd., Term Loan (United Kingdom)	3.02 to 3.27	08/01/14	8,524,188
1,995	Regal Cinemas, Inc., Term Loan	4.00	10/28/13	2,000,525
1,457	Ticketmaster Entertainment, Inc., Term Loan	7.00	07/25/14	1,449,857

				32,200,574

	Farming & Agriculture 0.5%
5,000	WM. Bolthouse Farms, Inc., Term Loan	9.00	12/16/13	4,897,915

	Finance 5.2%
3,635	C.G. JCF Corp., Term Loan	3.24	08/01/14	3,280,668
27,297	First Data Corp., Term Loan	2.98 to 3.00	09/24/14	23,634,169
5,723	National Processing Co. Group, Inc., Term Loan	7.00 to 10.75	09/29/13 to 09/29/14	5,379,313
5,829	Nuveen Investments, Inc., Term Loan	3.25 to 3.32	11/13/14	5,159,910
3,234	Oxford Acquisition III, Ltd., Term Loan (United Kingdom)	2.25	05/12/14	3,050,731
9,782	RJO Holdings, Corp., Term Loan (a)	5.24 to 8.99	07/12/14 to 07/13/15	3,919,397
4,779	Transfirst Holdings, Inc., Term Loan (a)	3.01 to 7.01	06/15/14 to 06/15/15	4,322,617

				48,746,805

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Health & Beauty 0.9%
$5,081	American Safety Razor Co., Term Loan	6.51%	01/30/14	$2,781,653
8,054	Marietta Intermediate Holding Corp., Term Loan (a)	7.25 to 12.00	11/30/10 to 12/31/12	1,357,778
4,776	Philosophy, Inc., Term Loan	2.24	03/16/14	4,226,979

				8,366,410

	Healthcare 5.2%
2,985	Capella Healthcare, Inc., Term Loan	5.75	03/02/15	2,969,886
1,980	Catalent Pharma Solutions, Term Loan	2.48	04/10/14	1,811,421
5,541	Community Health Systems, Inc., Term Loan	2.51	07/25/14	5,244,790
3,170	Concentra, Inc., Term Loan (a)	5.76	06/25/15	2,773,841
7,075	HCA, Inc., Term Loan	2.50	11/18/13	6,738,875
4,345	HCR Healthcare, LLC, Term Loan	2.73	12/22/14	4,134,991
6,141	Health Management Associates, Inc., Term Loan	2.00	02/28/14	5,845,067
1,689	Healthcare Partners, LLC, Term Loan	2.00	10/31/13	1,625,662
2,925	Inverness Medical Innovations, Inc., Term Loan	2.23 to 2.25	06/26/14	2,800,688
1,667	Rehabcare Group, Inc., Term Loan	6.00	11/24/15	1,674,167
5,872	Surgical Care Affiliates, LLC., Term Loan	2.25	12/29/14	5,442,706
3,927	United Surgical Partners International, Inc., Term Loan	2.24 to 2.25	04/19/14 to 04/21/14	3,684,413
4,104	Viant Holdings, Inc., Term Loan	2.51	06/25/14	4,042,102

				48,788,609

	Home & Office Furnishings, Housewares & Durable Consumer Products 1.1%
8,651	Hunter Fan Co., Term Loan	2.74 to 6.99	04/16/14 to 10/16/14	4,449,198
4,875	Mattress Holdings, Corp., Term Loan	2.51	01/18/14	3,526,249
2,208	National Bedding Co., LLC, Term Loan	5.31	02/28/14	1,970,357

				9,945,804

	Hotels, Motels, Inns & Gaming 8.9%
€3,536	Amadeus IT Group SA, Term Loan (Spain)	1.68	07/07/12	4,744,339
3,682	Amadeus IT Group SA, Term Loan (Spain)	1.48	12/31/19	3,564,287
1,996	BLB Worldwide Holdings, Inc., Term Loan (a)	4.75	07/18/11	1,267,755
5,500	BLB Worldwide Holdings, Inc., Term Loan (d)	6.50	07/18/12	302,500

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Hotels, Motels, Inns & Gaming (Continued)
$7,555	Cannery Casino Resorts, LLC, Term Loan	2.48 to 4.48%	05/18/13 to 05/16/14	$6,331,705
3,463	CCM Merger, Inc., Term Loan	8.50	07/12/12	3,430,289
£ 1,936	Gala Group Ltd., Term Loan (United Kingdom)	3.53	12/01/12	2,932,759
2,689	Golden Nugget, Inc., Term Loan	2.25 to 3.51	06/30/14 to 12/31/14	1,378,167
16,218	Harrah’s Operating Co., Inc., Term Loan	3.25 to 9.50	01/28/15 to 10/31/16	13,533,314
7,944	Las Vegas Sands, Venetian Casino, Term Loan	2.01	05/23/14	7,018,110
9,560	Magnolia Hill, LLC, Term Loan	3.49 to 14.00	10/30/13 to 04/30/14	8,880,534
2,529	MGM Mirage, Term Loan	6.00	10/03/11	2,437,359
€20,500	Regency Entertainment SA, Term Loan (Greece)	2.95 to 3.32	03/03/14 to 03/02/15	23,875,515
3,337	Venetian Macau, Ltd., Term Loan	4.76	05/25/12 to 05/27/13	3,186,610

				82,883,243

	Insurance 2.4%
3,894	Alliant Holdings I, Inc., Term Loan	3.25	08/21/14	3,685,890
6,018	AmWins Group, Inc., Term Loan	2.76	06/08/13	5,589,589
2,324	Conseco, Inc., Term Loan	7.50	10/10/13	2,216,267
1,750	HMSC Corp., Term Loan	5.75	10/03/14	1,229,375
3,654	Mitchell International, Inc., Term Loan	5.56	03/30/15	3,032,430
1,995	USI Holdings Corp., Term Loan	7.00	05/05/14	1,953,853
4,461	Vertafore, Inc., Term Loan	6.26 to 7.50	01/31/13 to 07/31/14	4,331,058

				22,038,462

	Machinery 1.0%
5,655	Goodman Global, Inc., Term Loan	6.25	02/13/14	5,713,885
3,906	Mold-Masters Luxembourg Holdings, SA, Term Loan	3.75	10/11/14	3,222,220

				8,936,105

	Media 1.8%
£ 11,000	Virgin Media Investment Holdings Ltd., Term Loan (United Kingdom)	3.00	08/15/16	16,647,192

	Medical Products & Services 0.4%
1,837	Biomet, Inc., Term Loan	3.23 to 3.25	03/25/15	1,794,887
1,712	Carestream Health, Inc., Term Loan	2.23	04/30/13	1,626,635
452	Orthofix Holdings, Inc., Term Loan	6.75	09/22/13	452,077

				3,873,599

	Mining, Steel, Iron & Non-Precious Metals 0.3%
3,242	John Maneely Co., Term Loan	3.50	12/09/13	3,113,614

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Natural Resources 0.5%
$4,000	Dresser, Inc., Term Loan	5.99 to 6.02%	05/04/15	$3,805,000
611	Targa Resources, Inc., Term Loan	6.00	07/05/16	613,987

				4,418,987

	Non-Durable Consumer Products 5.1%
6,618	Amscan Holdings, Inc., Term Loan	2.50	05/25/13	6,204,258
1,938	Huish Detergents, Inc., Term Loan	2.01	04/26/14	1,879,528
8,359	KIK Custom Products, Inc., Term Loan	2.50 to 5.25	06/02/14 to 11/30/14	5,608,324
2,931	Mega Brands, Inc., Term Loan (Canada)	9.75	07/26/12	1,961,318
€16,128	Ontex, Term Loan (Belgium)	3.56 to 4.56	07/05/12 to 07/05/13	21,690,288
9,698	Spectrum Brands, Inc., Term Loan	8.00 to 8.75	06/29/12	9,698,396

				47,042,112

	Paper & Forest Products 0.5%
3,200	Ainsworth Lumber Co., Ltd, Term Loan	5.25	06/26/14	2,736,000
407	Verso Paper Holding, LLC, Term Loan (a)	6.53 to 7.28	02/01/13	208,609
3,436	White Birch Paper Co., Term Loan (Canada) (a) (d)	7.00	05/08/14	1,331,432

				4,276,041

	Pharmaceuticals 2.5%
€3,000	Nyco Holdings 2 Aps, Term Loan (Denmark)	1.75 to 3.71	12/29/13 to 12/29/15	4,008,241
20,596	Nyco Holdings 2 Aps, Term Loan (Denmark)	1.75 to 3.71	12/29/13 to 12/29/15	19,391,602

				23,399,843

	Printing & Publishing 4.8%
5,731	Affiliated Media, Term Loan	6.73	12/30/10 to 08/02/13	2,561,862
4,000	Endurance Business Media, Inc., Term Loan (b) (d)	11.25	01/26/14	0
4,123	Gatehouse Media, Inc., Term Loan	2.24	08/28/14	2,056,250
1,527	SuperMedia, Inc., Term Loan	11.00	12/31/15	1,444,915
3,166	Knowledgepoint 360 Group, LLC, Term Loan	3.53 to 7.28	04/14/14 to 04/13/15	2,174,547
4,927	Merrill Communications, LLC, Term Loan (a)	14.75 to 15.00	11/15/13	3,116,401
2,333	Newsday, LLC, Term Loan	6.50	08/01/13	2,356,667
€11,888	Primacom, Term Loan (Germany)	4.72 to 5.22	09/25/10 to 12/05/14	13,103,901
1,447	Primedia, Inc., Term Loan	2.48 to 2.50	08/01/14	1,255,566
1,604	R.H. Donnelley, Inc., Term Loan	9.25	10/24/14	1,565,039
16,000	Tribune Co., Bridge Loan (c) (d)	8.25	12/20/15	440,000
14,146	Tribune Co., Term Loan (c) (d)	5.25	06/04/14	8,894,465

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Printing & Publishing (Continued)
$6,690	Yell Group PLC, Term Loan (United Kingdom)	3.98%	07/31/14	$5,248,536

				44,218,149

	Restaurants & Food Service 0.5%
1,531	Center Cut Hospitality, Inc., Term Loan	9.25	07/06/14	1,362,833
3,233	Volume Services America, Inc., Term Loan	9.25	12/31/12	3,176,102

				4,538,935

	Retail—Oil & Gas 0.4%
3,859	The Pantry, Inc., Term Loan	1.74	05/15/14	3,670,475

	Retail—Specialty 1.6%
€6,315	Travelport, LLC, Term Loan	2.89	08/23/13	8,456,690
€6,500	Zapf, Term Loan (Germany) (b)	4.97	11/30/12	6,759,183

				15,215,873

	Retail—Stores 2.2%
4,268	Dollar General Corp., Term Loan	2.98	07/07/14	4,132,041
6,502	General Nutrition Centers, Inc., Term Loan	2.49 to 2.53	09/16/13	6,265,912
4,093	Guitar Center, Inc., Term Loan	3.74	10/09/14	3,673,186
5,471	Rite Aid Corp., Term Loan	6.00	06/04/14	5,195,959
1,020	Sally Holdings, Inc., Term Loan	2.48	11/15/13	1,000,678

				20,267,776

	Software 1.4%
€9,786	NDS Finance Ltd., Term Loan (United Kingdom)	4.93	10/14/15	13,059,407

	Telecommunications—Equipment & Services 1.4%
4,400	Avaya, Inc., Term Loan	3.01	10/24/14	3,953,713
€4,774	EWT (Escaline S.A.R.L), Term Loan (Germany)	3.18 to 3.68	10/31/14 to 10/30/15	5,716,884
€3,852	Fibernet, Term Loan (Bulgaria) (b)	3.42 to 3.92	12/20/14 to 12/20/15	3,471,512

				13,142,109

	Telecommunications—Local Exchange Carriers 1.1%
6,402	Global Tel*Link Corp., Term Loan	9.00	02/14/13	6,418,382
3,222	Hawaiian Telcom Communications, Inc., Term Loan (a) (c)	4.75	06/01/14	2,706,408
1,389	Sorenson Communications, Inc., Term Loan	6.00	08/16/13	1,351,533

				10,476,323

	Telecommunications—Long Distance 0.5%
5,167	Level 3 Communications, Inc., Term Loan	2.50 to 11.50	03/13/14	4,742,126

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Telecommunications—Wireless 0.9%
$2,916	Asurion Corp., Term Loan	3.23 to 3.27%	07/03/14	$2,836,202
3,788	MetroPCS Wireless, Inc., Term Loan	2.50 to 2.56	11/04/13	3,668,871
1,814	NTELOS, Inc., Term Loan	5.75	08/07/15	1,830,639

				8,335,712

	Textiles & Leather 1.1%
3,466	Gold Toe Investment Corp., Term Loan	8.50 to 11.75	10/30/13 to 04/30/14	2,674,937
2,632	Hanesbrands, Inc., Term Loan	5.25	12/10/15	2,669,955
5,000	Levi Strauss & Co., Term Loan	2.48	03/27/14	4,637,500

				9,982,392

	Utilities 6.3%
5,000	Bicent Power, LLC, Term Loan	4.26	12/31/14	3,512,500
4,353	BRSP, LLC, Term Loan	7.50	06/24/14	4,298,989
22,678	Calpine Corp., Term Loan (g)	3.14	03/29/14	21,487,001
4,337	First Light Power Resources, Inc., Term Loan	2.75 to 4.81	11/01/13 to 05/01/14	4,111,301
187	Mach Gen, LLC, Term Loan	2.28	02/22/13	173,678
3,761	NRG Energy, Inc., Term Loan	1.98 to 2.00	02/01/13	3,647,853
5,000	Primary Energy Operations, LLC, Term Loan	6.50	10/23/14	4,925,000
12,987	Texas Competitive Electric Holdings, Co., LLC, Term Loan	3.73 to 3.75	10/10/14	10,636,914
6,000	TPF Generation Holdings, LLC, Term Loan	4.48 to 4.50	12/15/14	5,362,500

				58,155,736

	Total Variable Rate Senior Loan Interests** 103.0%			959,589,669

	Notes 26.6%
	Broadcasting—Cable 1.3%
5,000	Kabel Deutschland GmbH (Germany)	10.63	07/01/14	5,250,000
€5,000	UPC Germany GmbH (Germany) (h)	9.63	12/01/19	7,053,814

				12,303,814

	Buildings & Real Estate 0.4%
£ 3,160	European Loan Conduit (United Kingdom) (b)	0.78	07/25/17	3,599,026

	Chemicals, Plastics & Rubber 0.7%
5,000	Cognis GmbH (Germany) (h)	2.25	09/15/13	4,700,000
1,893	Wellman, Inc. (a) (b)	5.00	01/29/19	1,893,000

				6,593,000

	Construction Material 0.2%
2,000	Compression Polymers Corp. (f)	7.18	07/01/12	1,910,000

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Containers, Packaging & Glass 7.8%
€8,321	Ardagh Glass Finance BV (Ireland) (h)	8.88%	07/01/13	$11,940,856
€17,200	Ardagh Glass Finance (Ireland) (h)	7.13 to 8.75	06/15/17 to 02/01/20	23,357,574
2,800	Berry Plastics Group, Inc. (f)	5.00	02/15/15	2,618,000
€4,500	Impress Holdings (Netherlands) (h)	9.25	09/15/14	6,504,414
€9,000	Impress Metal Packaging Holdings BV (Netherlands) (h)	3.81	09/15/13	11,979,352
€12,725	Pregis Corp.	5.68	04/15/13	16,231,745

				72,631,941

	Entertainment & Leisure 1.3%
5,000	Red Football Ltd., Term Loan (United Kingdom) (h)	8.38	02/01/17	4,900,000
£ 5,000	Red Football Ltd., Term Loan (United Kingdom) (h)	8.75	02/01/17	7,433,830

				12,333,830

	Finance 1.8%
€12,000	GMAC, Inc.	5.38 to 6.00	06/06/11 to 05/23/12	16,468,143

	Healthcare 0.7%
6,167	Apria Healthcare Group, Inc.	11.25	11/01/14	6,629,167

	Hotels, Motels, Inns & Gaming 0.2%
2,000	Wynn Las Vegas, LLC	6.63	12/01/14	1,925,000

	Media 0.5%
4,250	Virgin Media Finance PLC (United Kingdom)	9.50	08/15/16	4,526,250

	Mining, Steel, Iron & Non-Precious Metals 1.4%
11,500	FMG Finance Pty Ltd. (Australia) (h)	10.63	09/01/16	13,081,250

	Non-Durable Consumer Products 0.2%
1,539	Targus Group International, Inc., (b)	10.00	12/15/15	1,500,360

	Telecommunications—Equipment & Services 3.9%
€6,000	Iesy Hessen GmbH & Co, Kg (Germany) (h)	3.60	04/15/13	8,277,400
€24,150	Versatel AG (Germany) (h)	3.46	06/15/14	28,461,360

				36,738,760

	Telecommunications—Local Exchange Carriers 0.1%
1,000	Qwest Corp. (f)	3.50	06/15/13	982,500

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Telecommunications—Wireless 1.6%
$14,000	Wind Acquisition Fin SA (Italy) (h)	10.75%	12/01/15	$15,155,000

	Transportation—Cargo 3.2%
€22,112	CB Bus AB (Sweden) (b)	9.13	08/01/12	29,585,229

	Transportation Infrastructure 1.3%
€5,000	Channel Link (United Kingdom) (b)	2.25	06/30/12	5,545,996
£ 5,000	Channel Link (United Kingdom) (b)	2.08	06/20/12	6,394,005

				11,940,001

	Total Notes 26.6%			247,903,271

Equities 0.3%
Axia, Inc. (Warrants for 6,352 common shares, Expiration date 12/31/18, Acquired 09/24/08, Cost $0) (b) (i)				0
Building Materials Holding Corp. (512,204 common shares, Acquired 01/11/10, Cost $770,554) (i) (j)				384,153
Cumulus Media, Inc. (Warrants for 1,568 common shares, Expiration date 06/29/19, Acquired 01/14/10, Cost $0) (b)				2,007
Euramax International, Inc. (1,870 common shares, Acquired 07/09/09, Cost $1,962,106) (i) (j)				138,365
SuperMedia, Inc. (7,080 common shares, Acquired 01/07/10, Cost $525,307) (j)				257,075
Newhall Holding Co., LLC (235,259 common shares, Acquired 8/26/09, Cost $2,010,219) (j)				429,348
Targus Group International, Inc. (62,413 common shares, Acquired 12/16/09, Cost $0) (b) (i) (j)				0
Vitruvian Exploration, LLC (76,400 common shares, Acquired 10/19/09, Cost $3,276,000) (j)				840,400
WCI Communities, Inc. (1,830 common shares, Acquired 09/23/09, Cost $205,427) (j)				155,550
Wellman, Inc. (1,892 common shares, Acquired 02/12/09 & 06/16/09, Cost $4,958,713) (b) (j)				622,790

Total Equities 0.3%				2,829,688

Total Long-Term Investments 129.9% (Cost $1,388,186,970)				1,210,322,628

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Borrower	Value

Time Deposit 1.4%
State Street Bank & Trust Corp. ($13,347,872 par, 0.01% coupon, dated 1/31/10, to be sold on 2/01/10 at $13,347,875) (g)	$13,347,872

Total Investments 131.3 (Cost $1,401,534,842)	1,223,670,500

Foreign Currency 0.8% (Cost $7,388,428)	7,323,532

Borrowings (28.4%)	(264,500,000)

Liabilities in Excess of Other Assets (3.7%)	(34,993,103)

Net Assets 100.0%	$931,500,929

Par amounts are denominated in US currency unless otherwise noted.

£—Great Britain Pound

€—Euro

Percentages are calculated as a percentage of net assets.

(a)	All or a portion of this security is payment-in-kind.

(b)	Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(c)	This borrower has filed for protection in federal bankruptcy court.

(d)	This Senior Loan interest is non-income producing.

(e)	Senior Loan is past due.

(f)	Variable rate security. Interest rate shown is that in effect at January 31, 2010.

(g)	All or a portion of this security is designated in connection with unfunded loan commitments.

(h)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(i)	Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted, as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 0.02% of the net assets of the Fund.

(j)	Non-income producing security.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

Swap contracts outstanding as of January 31, 2010:
Credit Default Swaps

			Pay/					Credit
			Receive		Notional			Rating of
		Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	(000)	Payments	Value	Equity*

Bank of America N.A.	Seat Pagine Gialle S.P.A	Sell	3.350%	09/20/12	$6,932	$0	$(1,601,876)	B
Bank of America N.A.	Seat Pagine Gialle S.P.A	Sell	3.650	12/20/12	6,932	0	(1,677,237)	B
Credit Suisse International	Codere Finance Luxembourg SA	Sell	3.420	09/20/12	6,932	0	(371,476)	B
Goldman Sachs International	ArcelorMittal	Sell	5.400	06/20/11	6,932	0	507,379	BBB
Goldman Sachs International	ArcelorMittal	Sell	5.750	06/20/10	6,932	0	192,614	BBB
Goldman Sachs International	Calpine Corporation	Sell	5.000	03/20/10	1,500	(165,000)	11,202	B
Goldman Sachs International	Calpine Corporation	Sell	5.000	03/20/11	2,000	(65,000)	(881)	B
Goldman Sachs International	CDX.NA.HY.9	Sell	3.750	12/20/12	34,400	(1,431,000)	(101,802)	NR
Goldman Sachs International	CDX.NA.HY.10	Sell	5.000	06/20/13	17,400	(1,128,250)	440,794	NR
Goldman Sachs International	Citgo Petroleum Corp.	Sell	3.000	12/20/10	5,000	0	(2,023)	BB
Goldman Sachs International	Gala Group Finance	Sell	3.450	12/20/12	6,932	0	(287,385)	NR
Goldman Sachs International	Gala Group Finance	Sell	4.150	03/20/13	6,932	0	(186,217)	NR
Goldman Sachs International	LCDX.NA.10	Sell	3.250	12/20/12	48,000	(5,305,000)	350,000	NR
Goldman Sachs International	LCDX9	Sell	2.250	12/20/12	40,000	(3,245,000)	(427,000)	NR
Goldman Sachs International	Peermont Global	Sell	3.500	09/20/12	6,932	0	(490,036)	B
Goldman Sachs International	Texas Competitive Electric	Sell	2.850	06/20/10	5,000	0	(30,049)	B

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

			Pay/					Credit
			Receive		Notional			Rating of
		Buy/Sell	Fixed	Expiration	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	(000)	Payments	Value	Equity*

Goldman Sachs International	Texas Competitive Electric	Sell	5.000%	06/20/10	$3,000	$(97,500)	$14,144	B
Goldman Sachs International	UPC Holding	Sell	3.450	09/20/12	6,932	0	(68,549)	B
Goldman Sachs International	Xstrata PLC	Sell	5.800	06/20/10	6,932	0	190,800	BBB

Total Credit Default Swaps					$225,620	$(11,436,750)	$(3,537,598)

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Swap Collateral Pledged to Counterparty

Bank of America N.A.	$4,453,000
Credit Suisse International	848,000
Goldman Sachs International	1,680,000

Total Swap Collateral Pledged	$6,981,000

Total Swap Contracts	$3,443,402

NR—Not Rated

*	Credit ratings as issued by Standard & Poor’s.

Forward foreign currency contracts outstanding as of January 31, 2010:

			Unrealized
		Current	Appreciation/
	In Exchange for	Value	Depreciation

Long Contracts:
Euro 2,428,761 expiring 02/25/10	US$	$3,367,275	$(63,755)

Short Contracts:
Euro 227,392,616 expiring 02/25/10	US$	315,260,979	11,223,199

Pound Sterling 18,973,329 expiring 02/25/10	US$	30,323,591	454,943
4,904,450 expiring 02/25/10	US$	7,838,400	75,421

			530,364

Total Short Contracts			11,753,563

Total Forward Foreign Currency Contracts			$11,689,808

Summary of Long-Term Investments by Country Classification (Unaudited)

		Percentage of
		Long-Term
Country	Value	Investment

United States	$758,967,539	62.7%
United Kingdom	115,421,608	9.5
Germany	97,886,175	8.1
Ireland	35,298,430	2.9
Netherlands	32,876,047	2.7
Sweden	31,340,445	2.6
Greece	23,875,514	2.0
Denmark	23,399,843	1.9
Belgium	21,690,288	1.8
Luxembourg	15,155,000	1.3
Australia	13,081,250	1.1
Bulgaria	12,483,756	1.0
Spain	12,147,177	1.0
Canada	9,829,001	0.8
Cayman Islands	6,870,555	0.6

	$1,210,322,628	100.0%

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 1(B) in the Notes to Financial Statements for further information regarding fair value measurements.)

The following is a summary of the inputs used as of January 31, 2010 in valuing the Fund’s investments carried at value.

	Level 1	Level 2	Level 3
			Significant
		Other Significant	Unobservable
Investments	Quoted Prices	Observable Inputs	Inputs	Total

Investments in an Asset Position:
Variable Rate Senior Loan Interests	$—	$926,612,009	$32,977,660	$959,589,669
Notes	—	199,385,655	48,517,616	247,903,271
Equities
Broadcasting—Diversified	2,007	—	—	2,007
Buildings & Real Estate	584,898	—	—	584,898
Chemicals, Plastics & Rubber	—	—	622,790	622,790
Construction Material	384,153	—	—	384,153
Diversified Manufacturing	138,365	—	—	138,365
Natural Resources	—	840,400	—	840,400
Printing & Publishing	257,075	—	—	257,075
Short-term Investments	—	13,347,872	—	13,347,872
Forward Foreign Currency Contracts	—	11,753,563	—	11,753,563
Credit Default Swap	—	1,706,933	—	1,706,933
Unfunded Commitments	—	12,658	—	12,658

Total Investments in an Asset Position	1,366,498	1,153,659,090	82,118,066	1,237,143,654

Investments in a Liability Position:
Forward Foreign Currency Contracts	—	(63,755)	—	(63,755)
Credit Default Swap	—	(5,244,531)	—	(5,244,531)
Unfunded Commitments	—	(3,778,504)	—	(3,778,504)

Total Investments in a Liability Position	$—	$(9,086,790)	$—	$(9,086,790)

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Portfolio of Investments  ■  January 31, 2010 (Unaudited)  continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Investments in Loans and Securities
	Variable
	Rate		Equities
	Senior			Chemicals,
	Loan		Construction	Plastics &	Diversified		Unfunded
	Interest	Notes	Materials	Rubber	Manufacturing	Total	Commitments

Balance as of August 1, 2009	$20,874,117	$37,161,648	$14,163	$1,103,660	$95,360	$59,248,948	$(13,947)
Accrued Discounts/Premiums	151,509	443,078	—	—	—	594,587	—
Realized Gain/Loss	(2,071,287)	(180,171)	(98,533)	—	—	(2,349,991)	—
Change in Unrealized Appreciation/Depreciation	2,950,055	(1,427,965)	128,368	(480,870)	1,866,746	3,036,334	13,947
Net Purchases/Sales	13,365,500	12,521,026	(43,998)	—	—	25,842,528	—
Net Transfers In and/or Out of Level 3*	(2,292,234)	—	—	—	(1,962,106)	(4,254,340)	—

Balance as of January 31, 2010	$32,977,660	$48,517,616	$—	$622,790	$—	$82,118,066	—

Net Change in Unrealized Appreciation/Depreciation from Investments Still Held as of 1/31/10						$(98,595)

*	The value of Net Transfers In and/or Out of Level 3 was measured using the market value as of the beginning of the period for transfer in and the market value as of the end of the period for transfers out.

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements

Statement of Assets and Liabilities
January 31, 2010 (Unaudited)

Assets:
Total Investments (Cost $1,401,534,842)	$1,223,670,500
Foreign Currency (Cost $7,388,428)	7,323,532
Receivables:
Investments Sold	11,795,928
Interest	8,718,569
Forward Foreign Currency Contracts	11,753,563
Swap Contracts	3,443,402
Other	267,317

Total Assets	1,266,972,811

Liabilities:
Payables:
Borrowings	264,500,000
Investments Purchased	64,620,299
Investment Advisory Fee	1,247,175
Income Distributions	512,025
Other Affiliates	85,909
Unfunded Commitments	3,765,846
Trustees’ Deferred Compensation and Retirement Plans	83,870
Forward Foreign Currency Contracts	63,755
Accrued Interest Expense	56,054
Accrued Expenses	536,949

Total Liabilities	335,471,882

Net Assets	$931,500,929

Net Asset Value Per Common Share ($931,500,929 divided by 73,975,236 shares outstanding)	$12.59

Net Assets Consist of:
Common Shares ($0.01 par value with an unlimited number of shares authorized, 73,975,236 shares issued and outstanding)	$739,752
Paid in Surplus	1,409,545,445
Accumulated Undistributed Net Investment Income	(14,254,655)
Net Unrealized Depreciation	(162,653,379)
Accumulated Net Realized Loss	(301,876,234)

Net Assets	$931,500,929

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended January 31, 2010 (Unaudited)

Investment Income:
Interest Income	$39,162,990
Other	1,189,581

Total Income	40,352,571

Expenses:
Investment Advisory Fee	7,080,602
Credit Line	2,018,543
Custody	231,560
Professional Fees	169,166
Accounting & Administrative Expenses	153,364
Transfer Agent Fees	54,742
Trustees’ Fees and Related Expenses	39,368
Reports to Shareholders	32,519
Registration Fees	6,721
Other	35,348

Total Operating Expense	9,821,933
Interest Expense	384,910

Total Expenses	10,206,843

Net Investment Income	$30,145,728

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(39,277,062)
Swap Contracts	6,289,503
Forward Foreign Currency Contracts	1,864,975
Foreign Currency Transactions	(2,951,388)

Net Realized Loss	(34,073,972)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(324,613,324)

End of the Period:
Investments	(177,864,342)
Forward Foreign Currency Contracts	11,689,808
Swap Contracts	7,899,152
Foreign Currency Translation	(612,151)
Unfunded Commitments	(3,765,846)

(162,653,379)

Net Unrealized Appreciation During the Period	161,959,945

Net Realized and Unrealized Gain	$127,885,973

Net Increase in Net Assets From Operations	$158,031,701

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For the	For the
	Six Months Ended	Year Ended
	January 31, 2010	July 31, 2009

From Investment Activities:
Operations:
Net Investment Income	$30,145,728	$79,395,508
Net Realized Loss	(34,073,972)	(202,553,963)
Net Unrealized Appreciation/Depreciation During the Period	161,959,945	(123,657,658)

Change in Net Assets from Operations	158,031,701	(246,816,113)

Distributions from Net Investment Income	(40,608,931)	(100,106,883)

Net Change in Net Assets from Investment Activities	117,422,770	(346,922,996)

From Capital Transactions:
Repurchase of Shares	(322,626)	-0-

Total Increase/Decrease in Net Assets	117,100,144	(346,922,996)
Net Assets:
Beginning of the Period	814,400,785	1,161,323,781

End of the Period (Including accumulated undistributed net investment income of $(14,254,655) and $(3,791,452), respectively)	$931,500,929	$814,400,785

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Statements  continued

Statement of Cash Flows
For the Six Months Ended January 31, 2010 (Unaudited)

Change in Net Assets from Operations	$158,031,701

Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of Investments	(361,530,902)
Principal Repayments/Sales of Investments	309,187,924
Net Sales of Short-Term Investments	9,956,330
Purchases of Foreign Currency	(2,449,347,300)
Sales of Foreign Currency	2,441,224,500
Amortization of Loan Fees	1,586,149
Net Loan Fees	(16,667)
Accretion of Discount	(9,004,035)
Net Realized Loss on Investments	39,277,062
Net Realized Loss on Foreign Currency Transactions	2,951,388
Net Realized Gain on Forward Foreign Currency Contracts	(1,864,975)
Net Change in Unrealized Appreciation on Investments	(131,248,667)
Net Change in Unrealized Appreciation on Foreign Currency Transactions	64,896
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	(14,291,262)
Increase in Interest Receivables	(1,422,647)
Increase in Other Assets	(223,398)
Decrease in Accrued Expenses	(201,330)
Decrease in Other Affiliates Payables	(150,012)
Increase in Investment Advisory Payable Fees	185,069
Increase in Deferred Compensation and Retirement Plans	33,842
Decrease in Accrued Interest Expenses	(32,601)
Net Change in Swap Contracts	(1,207,395)
Net Change in Upfront Payments on Swap Contracts	(109,000)
Net Change in Unfunded Commitments	(1,540,820)

Total Adjustments	(167,723,851)

Net Cash Used for Operating Activities	(9,692,150)

Cash Flows From Financing Activities
Cash Distributions Paid	(40,807,850)
Proceeds from and Repayments of Borrowings	50,500,000

Net Cash Provided by Financing Activities	9,692,150

Net Decrease in Cash	0
Cash at the Beginning of the Period	0

Cash at the End of the Period	$0

Supplemental Disclosures of Cash Flow Information
Cash Paid During the Period for Interest	$385,028

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated.

	Six Months			June 26, 2007
	Ended			(Commencement
	January 31,	Year Ended July 31,		of Operations) to
	2010	2009	2008	July 31, 2007

Net Asset Value, Beginning of the Period	$11.00	$15.69	$18.65	$19.10

Net Investment Income (a)	0.41	1.07	1.44	0.08
Net Realized and Unrealized Gain/Loss	1.73	(4.41)	(2.82)	(0.53)

Total from Investment Operations	2.14	(3.34)	(1.38)	(0.45)
Less Distributions from Net Investment Income	(0.55)	(1.35)	(1.58)	-0-

Net Asset Value, End of the Period	$12.59	$11.00	$15.69	$18.65

Common Share Market Price at End of the Period	$12.55	$10.00	$13.30	$19.75
Total Return (b)	31.71% *	–11.84%	–25.46%	–1.25% *
Net Assets at End of Period (In millions)	$931.5	$814.4	$1,161.3	$1,379.8
Ratio to Average Net Assets excluding Borrowings:
Operating Expense	2.21%	2.97%	1.79%	1.54%
Interest Expense	0.09%	0.79%	0.99%	N/A
Gross Expense	2.29%	3.76%	2.78%	1.54%
Net Investment Income	6.77%	10.42%	8.38%	4.58%
Portfolio Turnover (c)	22% *	36%	43%	0% *

Supplemental Ratios:
Ratio to Average Net Assets including Borrowings:
Operating Expense	1.73%	2.08%	1.36%	N/A
Interest Expense	0.07%	0.56%	0.75%	N/A
Gross Expense	1.80%	2.63%	2.11%	N/A
Net Investment Income	5.32%	7.30%	6.37%	N/A

Senior Indebtedness:
Total Borrowing Outstanding (In thousands)	$264,500	$214,000	$510,000	$-0-
Asset Coverage per $1,000 Unit of Senior Indebtedness (d)	$4,522	$4,806	$3,277	N/A

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Total return based on common share market price assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

N/A = Not Applicable

See Notes to Financial Statements

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)

1. Significant Accounting Policies
Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) is a statutory trust organized under the laws of the State of Delaware pursuant to an Agreement and Declaration of Trust dated March 15, 2007. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by opportunistically investing primarily in credit securities of issuers which operate in a variety of industries and geographic regions located throughout the world. The Fund will invest in a combination of (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate loans or debt; (iii) other debt obligations, including high yield, high risk obligations; and (iv) structured products including collateralized debt and loan obligations. The Fund intends to borrow money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority. The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund appropriately updated relevant GAAP references to reflect the new ASC.

A. Security Valuation The Fund’s loans and debt obligations are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund’s Board of Trustees. Under the valuation guidelines, loans and debt obligations for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other loans and debt obligations are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the “Adviser”) by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until next interest rate redetermination and the maturity of such loan. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

securities which have adjustment periods comparable to the loans in the Fund’s portfolio. The fair value of loans are reviewed and approved by the Fund’s Valuation Committee and the Board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Credit default swaps are valued using quotations obtained from brokers.
Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. Fair Value Measurements FASB ASC 820, Fair Value Measurements and Disclosures (ASC 820) (formerly known as FAS 157), defines fair value as the price that the Fund would receive, to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

C. Security Transactions Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a “when-issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery until payment is made. At January 31, 2010, the Fund had no when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

repurchase proceeds due the Fund. At January 31, 2010, the Fund had no repurchase agreements.

D. Investment Income Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable loan or other debt obligation. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

E. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable as the income is earned or capital gains are recorded. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service. Generally, each of the tax years in the three year period ended July 31, 2009, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At July 31, 2009, the Fund had an accumulated capital loss carryforward for tax purposes of $77,214,579 which will expire according to the following schedule:

Amount	Expiration

$ 431,578	July 31, 2016
76,783,001	July 31, 2017

At January 31, 2010, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,401,323,842

Gross tax unrealized appreciation	$143,773,346
Gross tax unrealized depreciation	(321,426,688)

Net tax unrealized depreciation on investments	$(177,653,342)

F. Distribution of Income and Gains The Fund intends to declare and pay monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually to its shareholders. Distributions from net realized gains for book purposes may include short term

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during the year ended July 31, 2009 was as follows:

Distributions paid from:
Ordinary income	$100,610,355

As of July 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$57,056,025

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains and losses recognized on securities for tax purposes but not for book purposes.

G. Foreign Currency Translation and Foreign Investments Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the last quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expense are translated at rates prevailing when accrued. Unrealized gains and losses on securities resulting from changes in exchange rates and the unrealized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency translation on the Statement of Operations. Realized gains and losses on securities resulting from changes in exchange rates and the realized gains or losses on translations of other assets or liabilities denominated in foreign currencies are included in foreign currency transactions on the Statement of Operations.
The Fund invests in issuers located in foreign markets. There are certain risks inherent in these securities not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Foreign markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund’s ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

H. Reporting Subsequent Events Management has evaluated the impact of any subsequent events through March 26, 2010, the date the financial statements were effectively issued. Management has determined that there are no material events or transactions that would affect the Fund’s financial statements or require disclosure in the Fund’s financial statements through this date.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide certain day-to-day investment management services to the Fund for an annual fee of 1.25% of

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

the average daily managed assets. Average daily managed assets are defined as the average daily total asset value of the Fund minus the sum of accrued liabilities other than the aggregate amount of borrowings for investment purposes. The Adviser has entered into a subadvisory agreement with Avenue Europe International Management, L.P. (the “Subadviser”). Under the subadvisory agreement, the Adviser retains the Subadviser to manage that portion of the Fund’s assets that are allocated to the Subadviser. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
For the six months ended January 31, 2010, the Fund recognized expenses of approximately $21,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended January 31, 2010, the Fund recognized expenses of approximately $54,000 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting and legal services to the Fund as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of “Professional Fees” on the Statement of Operations. Services provided pursuant to the Accounting and CCO Employment agreements are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its Trustees who are not officers of Van Kampen. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each Trustee’s years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.
At January 31, 2010, Van Kampen Investments Inc., an affiliate of the Adviser, owned 5,236 shares of common stock at an aggregate purchase price of $100,000.

3. Capital Transactions
The Board of Trustees have approved a share repurchase program whereby the Fund may, when appropriate, repurchase its shares in the open market or in privately negotiated transactions at a price not above market value or NAV, whichever is lower at the time of purchase.

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

For the six months ended January 31, 2010, the transactions in common shares were as follows:

Six Months Ended
January 31, 2010

Beginning Shares	74,005,236
Shares Issued Through Dividend Reinvestment	-0-
Shares Repurchased*	(30,000)

Ending Shares	73,975,236

*	The Fund has a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund’s shares trade from its net asset value. For the six months ended January 31, 2010, the Fund repurchased 30,000 of its shares, at an average discount of 11.20% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes such activity will further the accomplishment of the foregoing objectives, subject to the review of the Trustees.

4. Investment Transactions
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $361,530,902 and $244,202,385, respectively.

5. Commitments
Pursuant to the terms of certain loan agreements, the Fund had unfunded loan commitments of approximately $28,608,100 as of January 31, 2010. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid loans as a reserve. The unrealized depreciation on these commitments of $3,765,846 as of January 31, 2010 and is reported as “Unfunded Commitments” on the Statement of Assets and Liabilities.

Description	Type	Commitment	App/(Dep)

Bright Horizons Family Solutions, Inc.	Revolver	$2,080,000	$(124,800)
Community Health Systems, Inc.	Revolver	10,000,000	(1,400,000)
Graphic Packaging International, Inc.	Revolver	5,000,000	(450,000)
Lyondell Basell Cam Exchange	Revolving Credit Loan	13,718	(3,704)
Lyondell Chemical Company	DIP Term Loan	264,389	12,658
Surgical Care Affiliates, Inc.	Revolver	6,250,000	(937,500)
LJVH Holdings, Inc.	Revolver	5,000,000	(862,500)

		$28,608,107	$(3,765,846)

6. Borrowings
The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3% of the Fund’s total assets.
The Fund had entered into a $400 million revolving credit and security agreement. The revolving credit agreement was secured by the assets of the Fund. In connection with this agreement, for the six months ended January 31, 2010, the Fund incurred fees of approximately $2,018,500, as disclosed on the Statement of Operations. For the six months ended

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

January 31, 2010, the average daily balance of borrowings under the revolving credit and security agreement was $241,192,935 with a weighted average interest rate of 0.31%.

7. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio’s effective yield, maturity and duration, or generate potential gain. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation on the Statement of Operations. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as component of realized gain/loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
During the six months ended January 31, 2010, the cost of purchases and the proceeds from sales of forward foreign currency contracts were $1,757,067,805 and $1,776,418,818, respectively.

B. Credit Default Swaps The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

make under the credit default swap contract. For the six months ended January 31, 2010, the average notional amounts of credit default swap contracts entered into by the Fund acting as a buyer or seller of protection were $0 and $248,045,000, respectively. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/ performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a fund had invested in the issuer directly. The Fund’s maximum risk or loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
The Fund may sell credit default swaps which expose it to risk of loss from credit risk related events specified in the contract. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. As disclosed in the table following the Portfolio of Investments, the aggregate fair value of credit default swaps in a net liability position as of January 31, 2010 was $5,244,531. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps was $6,981,000. If a defined credit event had occurred as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay $225,620,000 less the value of the contracts’ related reference obligations.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB ASC 210-20, Offsetting (formerly known as FASB Interpretation No. 39) and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.
The Fund adopted FASB ASC 815, Derivatives and Hedging (ASC 815) (formerly known as FAS 161), effective February 1, 2009. ASC 815 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.
The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of January 31, 2010.

	Asset Derivatives		Liability Derivatives
Primary Risk	Balance Sheet		Balance Sheet
Exposure	Location	Fair Value	Location	Fair Value

Currency Contracts	Forward Foreign		Forward Foreign
	Currency Contracts	$11,753,563	Currency Contracts	$(63,755)
Credit Contracts	Swap Contracts	1,706,933	Swap Contracts	(5,244,531)

Total		$13,460,496		$(5,308,286)

The following tables set forth by primary risk exposure the Fund’s realized gains/losses and change in unrealized appreciation/depreciation by type of derivative contract for the six months ended January 31, 2010.

Amount of Realized Gain/Loss on Derivative Contracts
	Forwards Foreign
Primary Risk Exposure	Currency Contracts	Swaps	Total

Currency Contracts	$1,864,975	$-0-	$1,864,975
Credit Contracts	-0-	6,289,503	6,289,503

Total	$1,864,975	$6,289,503	$8,154,478

Change in Unrealized Appreciation/Depreciation
on Derivative Contracts
	Forwards Foreign
Primary Risk Exposure	Currency Contracts	Swaps	Total

Currency Contracts	$14,291,262	$-0-	$14,291,262
Credit Contracts	-0-	16,691,395	16,691,395

Total	$14,291,262	$16,691,395	$30,982,657

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Significant Event
On October 19, 2009, Morgan Stanley, the parent company of Van Kampen Investments, Inc., announced that it has reached a definitive agreement to sell substantially all of its retail asset management business to Invesco Ltd. (the “Transaction”). The Transaction includes a sale of the part of the asset management business that advises funds, including the Van Kampen family of funds. The Transaction is subject to certain approvals and other conditions, and is currently expected to close in mid-2010.
Under the Investment Company Act of 1940, the closing of the Transaction will cause the current investment advisory agreement with Van Kampen Asset Management, a subsidiary of Van Kampen Investments Inc., to terminate. In connection with the Transaction, the Fund’s Board of Trustees has approved a new investment advisory agreement (which includes a master subadvisory agreement) with Invesco Advisers, Inc., a subsidiary of Invesco Ltd. The new advisory agreement for the Fund (the “Agreement”) is subject to shareholder approval. The Agreement will be presented to shareholders of the Fund at a special meeting of shareholders.

10. Accounting Pronouncement
On January 21, 2010, the FASB issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and ii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of the amendment to ASC 820 and the impact it will have on financial statement disclosures.

11. Legal Matters
The Fund is one of numerous defendants (“Lenders”) that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida (the “Court”). The action, entitled In re Tousa Inc., et al., was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through different lending facilities. An amended complaint was filed on October 17, 2008. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers

Van Kampen Dynamic Credit Opportunities Fund
Notes to Financial Statements  ■  January 31, 2010 (Unaudited)  continued

and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Fund and the other Lenders are named as defendants in two separate lending capacities; first, as lenders in a credit agreement (the “Credit Lenders”); and second, as lenders in a term loan (the “Term Loan Lenders”). The Fund, as Credit Lender, moved to dismiss the amended complaint. The Court denied the motion to dismiss on December 4, 2008. The Fund and the other Credit Lenders filed a motion for leave to appeal the dismissal, which was denied on February 23, 2009. Plaintiff thereafter filed a Second Amended Complaint that was superseded by a Third Amended Complaint. The Fund filed two answers to the Third Amended Complaint in its respective capacities as a Credit Lender and a Term Loan Lender. A court-ordered mediation took place in March 2009, but no resolution was reached. The case went to trial, which concluded in August 2009. On October 13, 2009, the Court found in favor of Plaintiff and ordered the Credit Lenders and Term Loan Lenders to disgorge any principal received on the loans, plus interest, as well as any attorneys’ fees. Additionally, the Court ordered that defendants post a bond for 110% of the ordered disgorged amounts, which was posted in December 2009. The respective Credit Lenders and Term Loan Lenders have appealed the judgment. The outcome of the appeal process is not expected until at least the fall of 2010. In management’s opinion, there is no material impact to the Fund as a result of this legal matter.

Van Kampen Dynamic Credit Opportunities Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Subadviser
Avenue-Europe International Management, L.P.
535 Madison Avenue, 15th Floor
New York, New York 10022

Custodian
State Street Bank
and Fund Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Computershare Fund Company, N.A.
c/o Computershare Investor Services
P.O. Box 43078
Providence, Rhode Island 02940-3078

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
155 North Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting FirmDeloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our privacy policy (“Policy”) annually.

This Policy applies to current and former individual clients of Van Kampen Funds Inc., and Van Kampen Investor Services Inc., as well as current and former individual investors in Van Kampen mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

a. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for “eligibility purposes” and for our affiliated companies’ use in marketing products and services to you as described in this notice, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (EST)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Van Kampen or our affiliated companies’ products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

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Van Kampen Dynamic Credit Opportunities Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2010 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

VTASAN 03/10
IU10-01327P-Y01/10

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable for semi-annual reports.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics — Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Edward C. Wood III

Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	March 23, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III

Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:	March 23, 2010

By:	/s/ Stuart N. Schuldt

Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:	March 23, 2010